MANAGER'S DISCUSSION OF FUND PERFORMANCE


Dear Shareholder:

The FMC Select Fund (the "Fund") had a total return of 18.2% for the year ended October 31, 1999. The Fund outperformed the 13.5% average total return of its peer group, the Lipper Flexible Fund Universe, and trailed the 20.44% total return of its benchmark, which is an 80% weighting of the S&P 500 Index and a 20% weighting of the Merrill Lynch Corporate & Government Index of one to ten year maturities. As of October 31, 1999, 76.6% of the Fund's assets were invested in equities, within the targeted equity allocation of 75-85%. The remaining assets were in investment grade, medium term, fixed income instruments and cash equivalents.

As value investors, we examine many measurements to determine the value of the businesses that we analyze and own. "Earnings yield", which measures how much net income a business generates relative to its price, is one of our preferred measurements. We like to compare this measurement to both the earnings yield available on the S&P Industrials Index and the yield available from the 30 year U.S. Treasury. As of October 31, 1999, the equity portion of the portfolio had an earnings yield of 5.6%, significantly above the S&P Industrials' 3.6% earnings yield. The portfolio's earnings yield was slightly below the 6.2% yield available on the 30 year U.S. Treasury. While the interest coupon paid on the 30 year U.S. Treasury will not grow, the portfolio's earnings are estimated to increase by 70% over the next five years, which would increase the earnings yield to 10.3% based on current prices.

The table below compares a weighted average of key measures of the equity portion of the Fund with the S&P Industrials Index. It shows that the Fund is invested in profitable businesses selling at attractive valuations compared to the S&P Industrials Index.

--------------------------------------------------------------------------------
                                      FMC Select Fund      S&P Industrials Index
                                      ---------------      ---------------------
Quality
-------
Return-on-Equity (ROE) [1]                 19%                      19%
Period Needed to Retire
   Debt from Free Cash Flow [2]          2 Years                  9 Years
Estimated Annual EPS Growth
   for 1999-2004                           13%                      7%

Valuation
---------
2000 Estimated Price/Earnings             17.8X                    27.7X
--------------------------------------------------------------------------------

[1] The ROE is based on net income for the trailing four quarters ended 9/30/99 and the average equity over that period. ROE provides insight into both the quality of the business and the quality of management in its use of the shareholders' resources. Given the portfolio's heavy skewing towards businesses with franchises we feel are significantly less dependent on the business cycle than those in the S&P, it is anticipated that the portfolio's "ROE advantage" relative to the S&P would expand in a recession.

[2] Free cash flow is defined for this purpose as net income plus depreciation and amortization minus capital expenditures. We have intentionally omitted dividends from this calculation to separate dividend policy, a financial decision, from the enterprises' underlying economics, i.e., the cash generated from operations. We believe that careful analysis of both working capital and free cash flow is often more valuable than reported net income in evaluating the fundamentals of a business.

Since we last reported to you, the Fund established a position in Robert Half International (RHI), the largest provider of accounting, finance and information technology temporary staffing to mid-sized companies. RHI has an ROE of over 20% and its balance sheet reflects almost $200 MM or $2/share of net cash. In addition, RHI has a strong portfolio of brands, including Accountemps, Management Resources, OfficeTeam and The Leading Resource. These solid brands are the outgrowth of several decades of RHI's allocating a greater proportion of its resources to branding, quality control, marketing and, more recently, internet-based recruitment than its major competitors. One result of this approach is that RHI's typical transaction is non-competitive and is for less than two temps, while the other major staffing firms' average transaction is for 50+ temps and is generally hotly contested. This emphasis on branding and non-competitive placements provides RHI with a gross profit margin in the low 40s versus the mid 20s to low 30s for other major staffers. We were able to purchase RHI at 15X 2000 estimated EPS of $1.70 or about one-half of the current estimated P/E ratio of the S&P Industrials Index.

Our investment process remains focused on owning good business, selling at what we believe are attractive valuations. This discipline keeps us centered on fundamentals such as return on equity, free cash flow and a valuation that we believe provides a margin of safety. The equity portion of the portfolio continues to be invested in businesses with strong balance sheets and historically less cyclical exposure than the overall economy. While these qualities may be less appreciated after eight consecutive years of economic growth, we perceive the businesses in the portfolio to be well positioned to deal with adversity when the economy inevitably slows and/or interest rates rise materially.

We continue to work hard analyzing the Fund's existing and prospective investments. Thank you for your continued confidence.


Sincerely yours,

/s/ Signature omitted       /s/ Signature omitted        /s/ Signature omitted
--------------------         -------------------           --------------------
Bernard Groveman             William McElroy               A. Byron Nimocks
Equity Manager               Fixed Income Manager          Equity Manager

--------------------------------------------------------------------------------
                                TOTAL RETURN(1)
--------------------------------------------------------------------------------
                                  Annualized               Annualized
        One Year                    3 Year                Inception(3)
        Return(2)                   Return                   to Date
--------------------------------------------------------------------------------
         18.18%                     19.20%                   20.73%
--------------------------------------------------------------------------------

        Comparison of Change in the Value of a $10,000 Investment in the
        FMC Select Fund, versus the S&P 500 Composite Index, the Merrill
         Lynch 1-10 Year Corporate/Government Bond Index, and an 80/20
                Blend of the Referenced S&P and Merrill Indices.

                                   [TWO GRAPHS OMITTED]

          In the printed version of the document, 2 line graphs appear which depicts the following plot points:


               FMC       S&P       MERRIll
5/31/95        10000     10000     10000
10/31/95       10844     11005     10353
10/31/96       13445     13654     10948
10/31/97       17547     18038     11781
10/31/98       19268     22006     12864
10/31/99       22771     27655     12971


               FMC       80/20 S&P, MERRILL

5/31/95        10000     10000
10/31/95       10844     10874
10/31/96       13445     13076
10/31/97       17547     16612
10/31/98       19268     19899
10/31/99       22771     23968
----------
(1) These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
(2)  One year return is for the period beginning 11/01/98 and ending 10/31/99.
(3) The FMC Select Fund commenced operations on May 8, 1995. The performance reflected in the graph begins May 31, 1995.

                             Portfolio Composition

                                  [GRAPHIC OMITTED]

           In the printed version of the document, a pie graph appears which depicts the following percentages:

Auto & Truck Related 1%                            U.S. Treasury Obligations 12%

Healthcare 1%                                             Financial Services 11%

Miscellaneous Business Services 1%                                    Retail 11%

Special Chemicals 1%                                                    Banks 8%

Consumer Products 1%                              Medical Products & Services 8%

Miscellaneous Industries 2%                                             Media 7%

Packaging 2%                                            Corporate Obligations 7%

Computers & Services 3%

Drugs 3%

Household Products 3%

Technology 3%

Diversified Operations 4%

Professional Services 5%

U.S. Gov't. Agency
      Obligations 5%

% of Total Fund Investments

Statement of Net Assets                                          FMC Select Fund

October 31, 1999

                                                                         Market
                                                                          Value
FMC SELECT FUND                                         Shares            (000)
-------------------------------------------------------------------------------
Common Stock (76.6%)
Auto & Truck Related (0.6%)
   Snap-On Tools ...........................            23,200           $   705
                                                                         -------
Banks (8.0%)
   Bank of America .........................            71,045             4,574
   Charter One Financial ...................            17,745               436
   Compass Bancshares ......................            34,650               925
   Dime Bancorp ............................            52,100               931
   North Fork Bancorp ......................            94,500             1,955
   TF Financial ............................            32,000               470
                                                                         -------
                                                                           9,291
                                                                         -------
Computers & Services (1.1%)
   Acxiom* .................................            79,616             1,314
                                                                         -------
                                                                           1,314
                                                                         -------
Consumer Products (1.5%)
   Kimberly-Clark ..........................            28,600             1,805
                                                                         -------
Diversified Operations (4.4%)
   Berkshire Hathaway, Cl A* ...............                41             2,620
   Berkshire Hathaway Cl B* ................             1,169             2,443
                                                                         -------
                                                                           5,063
                                                                         -------
Drugs (3.4%)
   Amgen* ..................................            49,200             3,924
                                                                         -------
Financial Services (11.2%)
   Fannie Mae ..............................            23,000             1,627
   Freddie Mac .............................            72,000             3,893
   Household International .................           112,545             5,022
   Newcourt Credit Group ...................           145,300             2,388
                                                                         -------
                                                                          12,930
                                                                         -------
Healthcare (1.4%)
   Johnson & Johnson .......................            15,000             1,572
                                                                         -------
Household Products (2.5%)
   Benckiser N.V., Cl B* ...................            49,900             2,932
                                                                         -------
Insurance (0.2%)
   Mony Group* .............................             5,800               183
                                                                         -------
Media (7.0%)
   E.W. Scripps ............................            13,000               600
   Gannett .................................            45,900             3,540
   Harte-Hanks Communications ..............           197,700             3,917
                                                                         -------
                                                                           8,057
                                                                         -------

    The accompanying notes are an integral part of the financial statements.

Statement of Net Assets                                          FMC Select Fund

October 31, 1999

                                                                         Market
                                                                          Value
FMC SELECT FUND (continued)                               Shares          (000)
-------------------------------------------------------------------------------
Medical Products & Services (7.8%)
   IMS Health ..................................         194,800         $ 5,649
   Stryker .....................................          54,100           3,341
                                                                         -------
                                                                           8,990
                                                                         -------
Miscellaneous Business Services (4.5%)
   Olsten ......................................          88,500             891
   Personnel Group of America* .................          86,000             575
   Robert Half International* ..................         129,300           3,499
   York Group ..................................          56,100             210
                                                                         -------
                                                                           5,175
                                                                         -------
Miscellaneous Industries (1.9%)
   IDEX ........................................          89,385           2,201
                                                                         -------
Packaging (1.6%)
   Sealed Air* .................................          32,547           1,802
                                                                         -------
Professional Services (3.4%)
   Gartner Group, Cl A* ........................         164,600           1,605
   Gartner Group, Cl B* ........................          25,362             238
   ITT Educational Services* ...................          77,000           1,521
   Omnicare ....................................          67,200             622
                                                                         -------
                                                                           3,986
                                                                         -------
Retail (11.5%)
   Autozone* ...................................         119,100           3,164
   CVS .........................................          82,500           3,584
   Dollar General ..............................         146,395           3,861
   InterTAN* ...................................         118,000           2,655
                                                                         -------
                                                                          13,264
                                                                         -------
Specialty Chemicals (1.3%)
   Great Lakes Chemical ........................          35,000           1,243
   McWhorter Technologies* .....................          15,000             205
                                                                         -------
                                                                           1,448
                                                                         -------
Technology (3.3%)
   First Data ..................................          82,725           3,779
                                                                         -------
Total Common Stock
   (Cost $64,932) ..............................                          88,421
                                                                         -------
Preferred Stock (0.0%)
   Fresenius National Medical Care* ............          20,400              --
                                                                         -------
Total Preferred Stock
   (Cost $0) ...................................                              --
                                                                         -------

    The accompanying notes are an integral part of the financial statements.

Statement of Net Assets                                          FMC Select Fund

October 31, 1999

                                                             Face        Market
                                                            Amount        Value
FMC SELECT FUND (continued)                                  (000)        (000)
-------------------------------------------------------------------------------
Corporate Obligations (6.7%)
   Aon
        7.400%, 10/01/02 .........................          $  150         $ 152
   BellSouth Trust
        9.190%, 07/01/03 .........................             139           144
   Block Financial
        6.750%, 11/01/04 .........................             615           606
   Bond Backed Certificate IBM
        7.350%, 06/01/17 .........................             495           499
   Citibank Credit Card Master Trust
        6.050%, 01/15/10 .........................             480           452
   Commercial Credit
        7.750%, 03/01/05 .........................             150           153
   Dow Chemical
        8.040%, 07/02/05 .........................             500           516
   Eastman Kodak
        9.750%, 10/01/04 .........................             300           336
   Geico
        7.500%, 04/15/05 .........................             200           206
   General Electric Capital
        8.850%, 04/01/05 .........................             250           272
   General Motors
        8.950%, 07/02/09 .........................             700           718
   Gerber Products
        9.000%, 10/15/06 .........................             694           771
   Manufacturers & Trader Trust
        8.125%, 12/01/02 .........................             250           258
   May Department Stores
        9.750%, 02/15/21 .........................             415           503
   McCormick & Company
        6.240%, 02/01/06 .........................             250           237
   Monsanto
        8.130%, 12/15/06 .........................             555           581
   Norwest
        6.375%, 09/15/02 .........................             350           347
   Philip Morris
        7.250%, 01/15/03 .........................             200           199
   Private Export Funding
        6.670%, 09/15/09 .........................             225           222
   Simon Property Group
        6.875%, 11/15/06 .........................             400           373
   Union Pacific
        7.600%, 05/01/05 .........................             250           251
                                                                           -----
Total Corporate Obligations
   (Cost $7,989) .................................                         7,796
                                                                           -----

    The accompanying notes are an integral part of the financial statements.

Statement of Net Assets                                          FMC Select Fund

October 31, 1999

                                                               Face      Market
                                                              Amount      Value
FMC SELECT FUND (continued)                                    (000)      (000)
-------------------------------------------------------------------------------
U.S. Government Agency Obligations (5.0%)
   Export Funding Trust Series 1994-A
        7.890%, 02/15/05 ................................    $   275     $   283
   Fannie Mae
        6.375%, 06/15/09 ................................        507         495
        6.595%, 12/01/03 ................................        486         482
        6.800%, 08/27/12 ................................        400         393
   Financial Assistance Corporation
        9.375%, 07/21/03 ................................        200         219
   Government Trade Trust, Ser 1995
        8.010%, 03/01/07 ................................        204         215
   Guaranteed Export Certificates, Ser 1994-B
        7.460%, 12/15/05 ................................        282         290
   Guaranteed Export Certificates, Ser 1995-A, Cl A
        6.280%, 06/15/04 ................................        352         351
   Guaranteed Trade Trust, Ser A
        7.020%, 09/01/04 ................................        125         127
   Overseas Private Investment
        6.080%, 08/15/04 ................................        477         476
        6.930%, 12/15/08 ................................        800         813
   Small Business Administration, Ser 1996
        6.500%, 11/01/06 ................................        266         267
   Small Business Administration, Ser 1997
        6.550%, 12/01/17 ................................        463         450
   Small Business Administration, Ser 1998
        6.150%, 04/01/18 ................................        375         359
   Union Finl Svcs Taxable Student 1998
        5.500%, 09/01/05 ................................        380         361
   U.S. Department of Housing & Urban Development, Ser 99
        5.750%, 08/01/06 ................................        265         253
                                                                         -------
Total U.S. Government Agency Obligations
   (Cost $5,929) ........................................                  5,834
                                                                         -------

U.S. Treasury Obligations (12.4%)
   United States Treasury Bills
        4.631%, 11/04/99 ................................          4           4
        4.963%, 03/02/00 ................................        854         840
        5.328%, 04/20/00 ................................     12,914      12,605
   U.S. Treasury Notes
        8.000%, 05/15/01 ................................        250         258
        7.500%, 11/15/01 ................................        250         258
        6.625%, 03/31/02 ................................        250         254
        6.250%, 02/15/07 ................................         93          93

    The accompanying notes are an integral part of the financial statements.

Statement of Net Assets                                          FMC Select Fund

October 31, 1999

                                                                        Market
                                                                         Value
FMC SELECT FUND (continued)                                              (000)
-------------------------------------------------------------------------------

Total U.S. Treasury Obligations
   (Cost $14,312) .................................................    $ 14,312
                                                                       --------
Total Investments (100.7% )
   (Cost $93,162) .................................................     116,363
                                                                       --------
Other Assets and Liabilities, Net (-0.7%) .........................        (794)
                                                                       --------

Net Assets:
   Portfolio Shares (unlimited authorization -- no par value)
     based on 5,976,116 outstanding shares of beneficial interest..      78,023
   Undistributed Net Investment Income ............................         237
   Accumulated Net Realized Gain on Investments ...................      14,108
   Net Unrealized Appreciation on Investments .....................      23,201
                                                                       --------
Total Net Assets (100.0%) .........................................    $115,569
                                                                       ========
   Net Asset Value, Offering and Redemption Price Per Share .......    $  19.34
                                                                       ========

----------
* Non-income producing security
Cl -- Class
Ser -- Series
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

Statement of Operations                                          FMC Select Fund

For the year ended October 31, 1999
                                                                           FMC
                                                                         Select
                                                                          Fund
                                                                          (000)
--------------------------------------------------------------------------------
Investment Income:
   Dividend Income.....................................................  $   984
   Interest Income ....................................................    1,060
--------------------------------------------------------------------------------
     Total Investment Income...........................................    2,044
--------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees ...........................................      906
   Administrative Fees ................................................      170
   Transfer Agent Fees ................................................       33
   Professional Fees ..................................................       35
   Printing Fees ......................................................       26
   Registration and Filing Fees .......................................       14
   Organization Costs..................................................       10
   Custodian Fees .....................................................       10
   Insurance and Other Fees ...........................................        6
   Trustee Fees .......................................................        7
--------------------------------------------------------------------------------
     Total Expenses, Net ..............................................    1,217
--------------------------------------------------------------------------------
       Net Investment Income ..........................................      827
--------------------------------------------------------------------------------
   Net Realized Gain from Securities Sold .............................   14,108
   Net Change in Unrealized Appreciation of Investment Securities .....    3,272
--------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments ..................   17,380
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations................  $18,207
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets                               FMC Select Fund


                                                                                  FMC
                                                                              Select Fund
                                                                       --------------------------
                                                                        11/01/98       11/01/97
                                                                       to 10/31/99    to 10/31/98
                                                                          (000)          (000)
-------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income ...........................................     $   827        $  990
   Net Realized Gain from Securities Sold ..........................      14,108         4,769
   Net Change in Unrealized Appreciation of Investment Securities...       3,272         1,077
-------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations...........      18,207         6,836
-------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income ...........................................        (681)         (955)
   Realized Capital Gains...........................................      (4,769)       (4,503)
-------------------------------------------------------------------------------------------------
     Total Distributions ...........................................      (5,450)       (5,458)
-------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued .....................................      13,047        27,196
   Reinvestment of Cash Distributions ..............................       5,232         5,295
   Cost of Shares Redeemed .........................................     (15,428)       (9,599)
-------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived from Capital Share Transactions...       2,851        22,892
-------------------------------------------------------------------------------------------------
     Total Increase in Net Assets ..................................      15,608        24,270
-------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period .............................................      99,961        75,691
-------------------------------------------------------------------------------------------------
   End of Period ...................................................    $115,569       $99,961
=================================================================================================
    Shares Issued and Redeemed:
    Shares Issued ..................................................         704         1,536
    Shares Issued in Lieu of Cash Distributions ....................         303           317
    Shares Redeemed ................................................        (823)         (561)
-------------------------------------------------------------------------------------------------
     Net Increase in Share Transactions ............................         184         1,292
=================================================================================================

    The accompanying notes are an integral part of the financial statements.

Financial Highlights                                             FMC Select Fund

For a Share Outstanding Throughout Each Period

For the periods ended October 31,




           Net                    Realized                                       Net                  Net
          Asset                     and       Distributions    Distributions    Asset               Assets     Ratio of
          Value         Net      Unrealized      from Net          from         Value               End of     Expenses
        Beginning   Investment    Gains on      Investment        Capital       End of    Total     Period    to Average
        of Period     Income     Securities       Income           Gains        Period    Return     (000)    Net Assets
        ---------   ----------   ----------   -------------    -------------    ------    ------    ------    ----------
---------------
FMC Select Fund
---------------
1999     $17.26        0.14         2.88          (0.11)          (0.83)        $19.34    18.18%   $115,569      1.08%
1998     $16.82        0.17         1.43          (0.17)          (0.99)        $17.26     9.81%   $ 99,961      1.09%
1997     $13.42        0.16         3.81          (0.16)          (0.41)        $16.82    30.51%   $ 75,691      1.10%
1996     $10.97        0.14         2.48          (0.14)          (0.03)        $13.42    23.99%   $ 47,909      1.10%
1995(1)  $10.00        0.10         0.96          (0.09)             --         $10.97    10.60%+  $ 27,202      1.10%*


                                             Ratio
                                             of Net
                Ratio        Ratio of      Investment
                of Net       Expenses        Income
              Investment    to Average     to Average
                Income      Net Assets     Net Assets      Portfolio
              to Average    (Excluding     (Excluding      Turnover
              Net Assets     Waivers)       Waivers)         Rate
              ----------    ----------     ----------      ---------
---------------
FMC Select Fund
---------------
1999             0.73%         1.08%          0.73%         26.23%
1998             1.01%         1.11%          0.99%         29.72%
1997             1.08%         1.17%          1.01%         21.71%
1996             1.10%         1.20%          1.00%         24.39%
1995(1)          1.96%*        1.57%*         1.49%*         1.87%

----------
  * Annualized

(1) The FMC Select Fund commenced operations on May 8, 1995.

  + Total Return is for the period indicated and has not been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements                                    FMC Select Fund

October 31, 1999


1. Organization:

The Advisors' Inner Circle Fund (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with ten portfolios. The financial statements herein are those of the FMC Select Fund (the "Fund"). The financial statements of the remaining portfolios are not presented herein. The assets of each portfolio are segregated, and a shareholder's interest is limited to the portfolio in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund.

     Security Valuation -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

     Federal Income Taxes -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

     Security Transactions and Investment Income -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

     Net Asset Value Per Share -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

     Expenses -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets compared to the aggregate daily net assets of the Trust.

     Distributions to Shareholders -- Distributions from net investment income are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

     Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

     Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Organizational Costs and Transactions with Affiliates:

Organizational costs have been capitalized by the Trust and are being amortized over sixty months commencing with the start-up. In the event the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder

Notes to Financial Statements (concluded)                        FMC Select Fund

October 31, 1999


thereof by the Portfolio will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $10,000 for organizational work performed by a law firm of which a trustee of the Trust is a partner and two officers of the Trust are partners.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4. Administration, Shareholder Servicing and Distribution Agreements:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or .15% of the Funds' average daily net assets.

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Fund.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. Investment Advisory and Custodian Agreements:

The Fund and First Manhattan Co. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to .80% of the average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee in order to limit the Fund's total operating expenses to a maximum of 1.10% of the average daily net assets. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.

First Union National Bank acts as custodian (the "Custodian") for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended October 31, 1999 are as follows:

                                             FMC
                                         Select Fund
                                            (000)
                                         -----------
Purchases
  U.S. Government .....................   $  1,163
  Other ...............................     27,462
Sales
  U.S. Government .....................   $  1,514
  Other ...............................     36,845

At October 31, 1999, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at October 31, 1999, is as follows:

                                             FMC
                                         Select Fund
                                            (000)
                                         -----------
Aggregate gross unrealized
  appreciation ........................    $29,411
Aggregate gross unrealized
  depreciation ........................     (6,210)
                                           -------
Net unrealized appreciation ...........    $23,201
                                           =======

Report of Independent Public Accountants

To the Shareholders and Trustees of
FMC Select Fund of
The Advisors' Inner Circle Fund:


We have audited the accompanying statement of net assets of the FMC Select Fund (the "Fund"), one of the funds constituting The Advisors' Inner Circle Fund, as of October 31, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FMC Select Fund of The Advisors' Inner Circle Fund as of October 31, 1999, and the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
December 17, 1999

                             NOTICE TO SHAREHOLDERS
                                       OF
                         THE ADVISORS' INNER CIRCLE FUND
                                   (unaudited)


For shareholders that do not have an October 31, 1999 taxable year end, this notice is for informational purposes only. For shareholders with an October 31, 1999 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended October 31, 1999, the portfolio is designating long term capital gains, qualifying dividends and exempt interest income with regard to distributions paid during the year as follows:


                             (A)             (B)
                          Long Term       Ordinary            (C)
                        Capital Gain       Income            Total             (D)           (E)           (F)
                        Distributions   Distributions    Distributions     Qualifying    Tax Exempt      Foreign
   Portfolio             (Tax Basis)     (Tax Basis)      (Tax Basis)     Dividends(1)    Interest     Tax Credit
   ---------            -------------   -------------    -------------    ------------   ----------    ----------
FMC Select Fund ........     88%             12%              100%             98%            0%            0%

----------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
* Items (A)and (B) are based on a percentage of the portfolio's total distributions.
** Items (D) and (E) are based on a percentage of ordinary income distributions of the portfolio.

=======================================     ====================================
             FMC SELECT FUND
             P.O. Box 219009
       Kansas City, MO 64121-6009

                Adviser:
           FIRST MANHATTAN CO.                        FMC SELECT FUND
           437 Madison Avenue
           New York, NY 10022

              Distributor:
    SEI INVESTMENTS DISTRIBUTION CO.
             Oaks, PA 19456

             Administrator:
  SEI INVESTMENTS MUTUAL FUNDS SERVICES
             Oaks, PA 19456

             Legal Counsel:
       MORGAN, LEWIS & BOCKIUS LLP
           1800 M Street N.W.
          Washington, DC 20036                          Annual Report
                                                      October 31, 1999
     Independent Public Accountants:
           ARTHUR ANDERSEN LLP
           1601 Market Street
         Philadelphia, PA 19103

This information must be preceded or
accompanied by a current prospectus
for the Fund described.

                                            Advised By:
                                            FIRST MANHATTAN CO.
FMC-F-003-06


=======================================     ====================================